UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Solicitation Material Under Rule 14a-12

Viscount Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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VISCOUNT SYSTEMS, INC.

4585 Tillicum Street, Burnaby, British Columbia,

Canada, V5J 5K9

July 1, 2016

To the Stockholders of Viscount Systems, Inc.:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Viscount Systems, Inc., a Nevada corporation (the “Company”), to be held at 10:00 a.m. Eastern Time on Thursday, July 28, 2016, at 1345 Avenue of the Americas, 11th floor New York, NY 10105 to consider and vote upon the following proposals:

1.	The election of two directors to the Company’s Board of Directors (the “Board”) to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	The ratification of the appointment by the Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	An amendment to the Company’s Amended and Restated Articles of Incorporation, to increase the number of shares of common stock par value $0.001 of the Company (the “Common Stock”) authorized for issuance by 2,700,000,000 shares from 300,000,000 shares to 3,000,000,000 shares (the “Share Increase Proposal”);

4.	To hold a non-binding advisory vote on compensation of our named executive officers;

5.	To hold a vote on the frequency of future advisory votes on executive compensation; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE SHARE INCREASE PROPOSAL, “FOR” THE APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND FOR “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Pursuant to the provisions of the Company’s bylaws, as amended, the Board of Directors has fixed the close of business on June 15, 2016 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on June 15, 2016 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the Internet if applicable, by telephone or by completing, dating, signing and returning the enclosed proxy to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Scott Sieracki, Interim Chief Executive Officer

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VISCOUNT SYSTEMS, INC.

4585 Tillicum Street, Burnaby, British Columbia,

Canada, V5J 5K9

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 28, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Viscount Systems, Inc. (the “Company”) for use at the 2016 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Eastern Time on Thursday, July 28, 2016, at 1345 Avenue of the Americas, 11th floor, New York, NY 10105, for the following purposes:

1.	The election of two directors to the Company’s Board of Directors (the “Board”) to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	The ratification of the appointment by the Board of Marcum LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	An amendment to the Company’s Amended and Restated Articles of Incorporation, to increase the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) authorized for issuance by 2,700,000,000 shares from 300,000,000 shares to 3,000,000,000 shares (the “Share Increase Proposal”);

4.	To hold a non-binding advisory vote on compensation of our named executive officers;

5.	To hold a vote on the frequency of future advisory votes on executive compensation; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE SHARE INCREASE PROPOSAL, “FOR” THE APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND FOR “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Holders of record of our Common Stock, Series A Convertible Redeemable Preferred Stock, par value US$0.001 per share (the “Series A Preferred Stock”) and Series B Preferred Stock, par value US$0.001 per share (the “Series B Preferred Stock”) at the close of business on June 15, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the Internet, if applicable, by telephone or by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please read the proxy statement and then promptly vote your proxy to ensure your representation at the Annual Meeting. Each share of Common Stock is entitled to one vote per share on any matter requiring stockholder vote; each share of Series A Preferred Stock is entitled to vote along with the Common Stock holders at the rate of one vote per share of Series A Preferred Stock on any matter requiring stockholder vote. Series A Preferred Stock holders vote together with the holders of Common Stock as a single class. For so long as any shares of the Series B Preferred Stock are issued and outstanding, the holders owning at least 50.01% or greater of the then issued and outstanding Series B Preferred Stock (regardless of how many shares of Series B Preferred Stock are issued and outstanding), shall have the right to vote along with the Common Stock and Series A Preferred Stock in an amount equal to eighty percent (80%) of the total vote on all matters that the holders of the Common Stock have the right to vote and/or consent to, no matter how many shares of Common Stock or other voting stock of the Company are issued and outstanding.

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Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock, Series A Preferred Stock and/or Series B Preferred Stock is required to elect the director nominees. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, is required to ratify the appointment of the Auditor, and to approve, on a non-binding basis, the compensation of the Company’s named executive officers. The affirmative vote of a majority of votes that may be cast by all holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock is required to approve the Share Increase Proposal. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock, Series A Preferred Stock and/or Series B Preferred Stock is required to approve the frequency of future advisory votes of the compensation of the Company’s named executive officers.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about July 6, 2016.

By Order of the Board of Directors,

/s/ Scott Sieracki, Interim Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE SHARE INCREASE PROPOSAL, “FOR” THE APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND FOR “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	5

THE ANNUAL MEETING	10

PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS	14

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016	16

PROPOSAL 3: SHARE INCREASE PROPOSAL	17

PROPOSAL 4: NON-BINDING ADVISORY VOTE ON COMPENSATION	19

PROPOSAL 5: FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION	20

DIRECTORS AND EXECUTIVE OFFICERS	21

CORPORATE GOVERNANCE MATTERS AND BOARD MATTERS	24

PRINCIPAL STOCKHOLDERS	32

OTHER INFORMATION	34

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PROXY STATEMENT

VISCOUNT SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS

to be held at 10:00 a.m. Eastern Time on Thursday, July 28, 2016 at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

We have delivered printed versions of these materials by mail to holders of record in connection with the solicitation of proxies for use at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on Thursday, July 28, 2016 at 10:00 a.m. Eastern Time, at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and any postponement(s) or adjournment(s) thereof.

This proxy statement gives you information on each of the proposals put forth by Company’s Board of Directors (the “Board”) so that you can make an informed decision. These materials were first sent or given to all stockholders of record entitled to vote at the Annual Meeting on or about July 6, 2016.

In this proxy statement, we refer to Viscount Systems, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

If you are a holder of our common stock, par value $0.001 per share (the “Common Stock”), Series A Convertible Redeemable Preferred Stock, par value US$0.001 per share (the “Series A Preferred Stock”) and Series B Preferred Stock, par value US$0.001 per share (the “Series B Preferred Stock”) you will have received a printed version of the proxy materials, which include:

●	This proxy statement for the Annual Meeting;

●	A proxy card along with voting instructions; and

●	Our Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”).

Who can vote at the Annual Meeting of stockholders?

Stockholders who owned shares of our Common Stock, Series A Preferred Stock and/or Series B Preferred Stock on June 15, 2016 (the “Record Date”) may attend and vote at the Annual Meeting. There were 130,297,236 shares of Common Stock, 133 shares of Series A Preferred Stock and 50.46 shares of Series B Preferred Stock outstanding on the Record Date.

Each share of Common Stock is entitled to one vote per share on any matter requiring stockholder vote; each share of Series A Preferred Stock is entitled to vote along with the Common Stock holders at the rate of one vote per share of Series A Preferred Stock on any matter requiring stockholder vote. Series A Preferred Stock holders vote together with the holders of Common Stock as a single class. For so long as any shares of the Series B Preferred Stock are issued and outstanding, the holders owning at least 50.01% or greater of the then issued and outstanding Series B Preferred Stock (regardless of how many shares of Series B Preferred Stock are issued and outstanding), shall have the right to vote in an amount equal to eighty percent (80%) of the total vote on all matters that the holders of the Common Stock have the right to vote and/or consent to, no matter how many shares of Common Stock or other voting stock of the Company are issued and outstanding.

As of the close of business on the Record Date, we had 130,297,236 shares of Common Stock outstanding entitled to vote 130,297,236 votes, 133 shares of Series A Preferred Stock outstanding entitled to vote 133 votes and 50.46 shares of Series B Preferred Stock outstanding and entitled to vote 104,237,788 votes on the matters described herein.

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What is the proxy card?

The proxy card enables you to appoint Ambassador Ned Siegel, our Chairman of the Board and Joanne M. Sur, our counsel, as your representatives at the Annual Meeting. By completing and returning the proxy card (or voting by telephone, if permissible and as described herein), you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.	The election of two directors to the Board to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To ratify the appointment by the Board of Marcum LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	An amendment to the Company’s Amended and Restated Articles of Incorporation, to increase the number of shares of common stock of the Company ( the “Common Stock”) authorized for issuance by 2,700,000,000 shares from 300,000,000 shares to 3,000,000,000 shares ( the “Share Increase Proposal”);

4.	To hold a non-binding advisory vote on compensation of our named executive officers;

5.	To hold a vote on the frequency of future advisory votes on executive compensation; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How does the Board recommend that I vote?

The Board unanimously recommends a vote “FOR” the election of each nominee for director, “FOR” the ratification of Marcum LLP to serve as our independent registered public accounting firm, “FOR” the Share Increase Proposal, “FOR” the approval of compensation of our named executive officers, and for “THREE YEARS” on the frequency of future advisory votes on executive compensation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Pacific Stock Transfer, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote on the internet at www.proxyvote.com or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

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Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Annual Meeting.

If I am a holder of record of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, how do I vote?

There are three ways to vote:

(1) In person. If you are a holder of record of our Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

(2) By mail. As described above, all holders of record of our Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares of our Common Stock, how do I vote?

(1) Via the internet. You may vote by proxy via the internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(2) Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the proxy instructions.

(3) In person. If you are a beneficial owner of shares of our Common Stock held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4) By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

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Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the non-binding advisory vote on executive compensation, and the vote on the frequency of future advisory votes on executive compensation are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor and the Share Increase Proposal are “routine” matters and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the votes that may be cast by the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, outstanding as of the Record Date must be present in person or represented by proxy. “Broker non-votes”, which are described above, and abstentions are counted for the purpose of determining the presence of a quorum.

How many votes are required to elect the director nominees of the Company?

In the election of the directors, the two persons receiving the highest number of affirmative votes will be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2016.

How many votes are required to approve the Share Increase Proposal?

The affirmative vote of a majority of votes that may be cast by all the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock is required for approval of the Share Increase Proposal.

How many votes are required to approve the non-binding advisory vote on the compensation of our named executive officers?

Approval, on a non-binding advisory basis, of the compensation of our named executive officers will be determined by the vote of a majority of the votes cast at the Annual Meeting. Because this vote is advisory, it will not be binding on the Compensation Committee or the Company. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. Abstentions will have no effect on this proposal.

How many votes are required to approve the frequency of future advisory vote on the compensation of our named executive officers?

In the case of the proposal to determine the frequency of future advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” the election of each nominee for director, “FOR” the ratification of Marcum LLP to serve as our independent registered public accounting firm, “FOR” the Share Increase Proposal, “FOR” the approval of compensation of our named executive officers, and for “THREE YEARS” on the frequency of future advisory votes on executive compensation.

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Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election at the Annual Meeting and then published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our our Principal Financial Officer, Zhi Yuan (Yvonne) Zheng by telephone at (604)323-7289, by email at yvonne.zheng@viscount.com or by sending a letter to Ms. Zheng at the offices of the Company at 4585 Tillicum Street, Burnaby, British Columbia, Canada, V5J 5K9 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of Viscount Systems, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on July 28, 2016, and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on at 10:00 a.m. Eastern Time on Thursday, July 28, 2016 at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, or such other date, time and place to which the Annual Meeting may be adjourned or postponed. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	To elect two directors to the Board to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	An amendment to the Company’s Amended and Restated Articles of Incorporation, to increase the number of shares of common stock, par value $0.001 per share, of the Company ( the “Common Stock”) authorized for issuance by 2,700,000,000 shares from 300,000,000 shares to 3,000,000,000 shares ( the “Share Increase Proposal”);

4.	To hold a non-binding advisory vote on compensation of our named executive officers;

5.	To hold a vote on the frequency of future advisory votes on executive compensation; and

6.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Recommendations of the Board

After careful consideration, the Board has unanimously determined to recommend that stockholders vote (i) “FOR” the director nominees, (ii) “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) “FOR” the Share Increase Proposal, (iv) “FOR” the approval, on a non-binding basis, of the compensation of our named executive officers, and (v) “THREE YEARS” for the frequency of future advisory vote on compensation of our named executive officers.

Record Date and Voting Power

Our Board fixed the close of business on June 15, 2016, as the Record Date for the determination of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, entitled to notice of, and to vote on, the matters presented at this Annual Meeting.

Each share of Common Stock is entitled to one vote per share on any matter requiring stockholder vote; each share of Series A Preferred Stock is entitled to vote along with the Common Stock holders at the rate of one vote per share of Series A Preferred Stock on any matter requiring stockholder vote. Series A Preferred Stock holders vote together with the holders of Common Stock as a single class. For so long as any shares of the Series B Preferred Stock are issued and outstanding, the holders owning at least 50.01% or greater of the then issued and outstanding Series B Preferred Stock (regardless of how many shares of Series B Preferred Stock are issued and outstanding), shall have the right to vote in an amount equal to eighty percent (80%) of the total vote on all matters that the holders of the Common Stock have the right to vote and/or consent to, no matter how many shares of Common Stock or other voting stock of the Company are issued and outstanding.

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As of the close of business on the Record Date, we had 130,297,236 shares of Common Stock outstanding entitled to vote 130,297,236 votes, 133 shares of Series A Preferred Stock outstanding entitled to vote 133 votes and 50.46 shares of Series B Preferred Stock outstanding and entitled to vote 104,237,788 votes on the matters described herein.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if the holders of securities having the right to 78,178,386 votes, (representing one-third of the voting shares held by holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, outstanding) are represented in person or by proxy. Abstentions and broker non-votes will count as present for purposes of establishing a quorum.

In the election of the directors, the two people receiving the highest number of affirmative votes at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions will have no effect on this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The affirmative vote of a majority of votes that may be cast by all the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock is required for approval of the Share Increase Proposal. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, is required for approval, on a non-binding basis, of the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on this proposal.

In the case of the proposal to determine the frequency of future advisory votes on executive compensation, the frequency that receives the highest number of votes cast at the Annual Meeting will be deemed to be the frequency selected by stockholders.

Voting

There are three ways to vote if you are a holder of record of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock:

(1) In person. If you are a holder of record of Common Stock, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

(2) By mail. You may vote by mail. As described above, all holders of record of our Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

There are four ways to vote if you are a beneficial owner of shares of Common Stock held in street name:

(1) Via the internet. Use the internet to vote by going to the internet address listed on your proxy instructions; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

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(2) Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the proxy instructions.

(3) In person. If you are a beneficial owner of shares of Common Stock held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4) By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed a proxy card or submitted an electronic vote and not revoked such proxy card or vote, your proxy will vote on such other matters in accordance with your proxies’ best judgment.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares of Common Stock as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares of Common Stock.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the director nominees or each proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the director nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, “FOR” the Share Increase Proposal, “FOR” the approval, on a non-binding basis, of the compensation of our named executive officers, and for “THREE YEARS” for the frequency of future advisory vote on compensation of our named executive officers.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Zhi Yuan (Yvonne) Zheng, our Principal Financial Officer, at 604-323-7289 or by email at yvonne.zheng@viscount.com.

Stockholders who hold their shares of Common Stock in “street name,” meaning that a broker or other nominee is the record holder of their Common Stock must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Annual Meeting.

Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

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Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Zhi Yuan (Yvonne) Zheng, our Principal Financial Officer of the Company, at the offices of the Company at 4585 Tillicum Street Burnaby, British Columbia, Canada V5J 5K9, either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares of Common Stock are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock and their proxy holders we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the Record Date as acceptable proof of ownership.

No Right of Appraisal

None of Nevada law, our Amended and Restated Articles of Incorporation or our bylaws, as amended (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Principal Offices

The principal executive offices of the Company are located at 4585 Tillicum Street Burnaby, British Columbia, Canada V5J 5K9. The Company’s telephone number at such address is (604) 327-9446.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED AS RECOMMENDED BY THE BOARD FOR EACH PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the director nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, “FOR” the Share Increase Proposal, “FOR” the approval, on a non-binding basis, of the compensation of our named executive officers, and FOR “THREE YEARS” for the frequency of FUTURE advisory vote on compensation of our named executive officers.

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PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board is currently comprised of five directors, two of which have terms expiring at the 2016 Annual Meeting. The two nominees who are currently serving as our directors have been recommended by the Board for re-election to serve as directors for one-year terms until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified. The remaining three Board members consisting of James Cacioppo, Geoffrey Arens and Craig Nemiroff are not standing for election as they are Board appointees pursuant to the obligations under the Senior Secured Convertible Demand Promissory B Notes (the “Series B Notes”) and Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”). Mr. Cacioppo was appointed to the Board by the holders of the Series B Preferred Stock, Mr. Arens was appointed to the Board by the holders of the Series A Preferred Stock and Mr. Nemiroff was appointed to the Board by the holders of the Series A and B Notes. Pursuant to a Certificate of Designation, Preferences and Rights of the Series A Preferred Stock (the “Certificate of Designation”) dated June 5, 2012, as amended, the holders of Series A Preferred Stock (the “A Shareholders”) have the right to appoint up to two directors to the Board. The A Shareholders appointed Mr. Arens and Mr. Cacioppo as directors of the Company in December 2014 and August 2015, respectively, pursuant to such provision in the Certificate of Designation. The Series B Notes provide that holders owning 50.1% of the Series B Notes have the right to appoint three (3) directors to the Board to hold their positions until all amounts owed under the Series B Notes and related transaction documents are paid in full (the “Note Directors”). In November 2015, the holders owning more than 50.1% of the Series B Notes appointed Mr. Nemiroff as a director of the Company.

The Board has nominated each of Ambassador Ned Siegel and Alexander Buehler to stand for re-election as directors at the Annual Meeting. Stockholders will be asked to vote for Messrs. Siegel and Buehler who, if elected, will each hold office until the 2017 Annual Meeting of Stockholders or until his successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of Messrs. Siegel and Buehler.

We have been advised by each of Messrs. Siegel and Buehler that he is willing to be named as a nominee and is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person as nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Set forth below are descriptions of the backgrounds and principal occupations of our director nominees, and the period during which he has served as a director.

Ned L. Siegel, Director. Mr. Siegel has served as member of the board of directors of the Company (the “Board”) since April 2014. On February, 27, 2015, Mr. Siegel was unanimously elected as the new non-executive Chairman of the Board, replacing Mr. Raefield, who resigned as Chairman. Prior to his employment with the Company, Mr. Siegel was the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009, a position that he was appointed to by then President George W. Bush. He was also appointed by President Bush to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. Prior to his Ambassadorship, Mr. Siegel was appointed to the board of directors of the Overseas Private Investment Corporation. In addition to his public service, Mr. Siegel has over 30 years of entrepreneurial experience. Since September 1997, Mr. Siegel has served as the Chairman of the board of directors of The Siegel Group, a multi-disciplined international business management advisory firm specializing in infrastructure, real estate, ports, energy, financial, cyber security and physical security services. Mr. Siegel serves on the board of directors and advisory boards of numerous public and private companies as well as private equity groups. Mr. Siegel graduated Phi Beta Kappa from the University of Connecticut in 1973 and received a Juris Doctorate from the Dickinson School of Law in 1976. Mr. Siegel was selected as a director principally because of his experience in international business and relations. Mr. Siegel also brings to his role as director extensive leadership experience from serving on boards and committees of complex public companies.

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Alexander Buehler has served as member of our Board since May 2014. Mr. Buehler also currently serves as the President and Chief Executive Officer of Energy Maintenance Services (EMS), a private equity-backed company focused on the construction, maintenance, monitoring, and automation of oil & gas pipelines throughout North America. Mr. Buehler previously served as the Chief Financial Officer of EMS upon joining the Company in July 2014. Prior to joining EMS, Mr. Buehler served as the Chief Financial Officer of Energy Recovery Inc. since May of 2011. Mr. Buehler has several years of experience in general management and strategic planning as well as new product development, sales and marketing, corporate development, operations management, and manufacturing process optimization. Mr. Buehler also currently serves as a board member of Energy Recovery (NASDAQ:ERII) and as Chair of the Audit Committee of the Company.

Prior to Energy Recovery, Mr. Buehler spent seven years in executive leadership positions at Insituform Technologies, Inc., (now Aegion Corporation; NASDAQ: AEGN), a global, leading supplier of water infrastructure technology and services for municipalities and industry, including oil and gas. While at Insituform, Mr. Buehler held several executive-level positions in the U.S and abroad, most recently as Vice President of Europe, where he served as general manager with full P&L responsibility for all operations in Europe (spanning 23 countries through wholly-owned subsidiaries, joint ventures, licensees, and product sales) with consolidated revenue of over $200 million and a total of over 600 employees.

Prior to joining Insituform, Mr. Buehler worked for five years in the U.S. Army Corps of Engineers, where he served as project manager in the construction of basecamps to house U.S. peacekeepers in the Balkans. Mr. Buehler received a B.S. in Civil Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania. More recently, Mr. Buehler attended Director’s College at the Stanford Law School in preparation for board-level positions. Mr. Buehler was selected as a director principally because his leadership experience in the technology industry. Mr. Buehler also brings to his role as director extensive experience serving as a board and committee member of complex public companies.

Required Vote

In the election of the directors, the two people receiving the highest number of affirmative votes cast by holders of the Common Stock, Series A Preferred Stock and/or Series B Preferred Stock at the Annual Meeting will be elected. Abstentions will have no effect on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Introduction

The Audit Committee of the Board appointed the firm of Marcum LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Stockholders will be asked to ratify the appointment of the Auditor to serve as our independent registered public accounting firm. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent registered public accounting firm for fiscal years after 2016. The Auditor was originally engaged as our independent registered public accounting firm on April 28, 2015. A representative of the Auditor is expected to be present at the Annual Meeting.

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board and the Audit Committee believe that a change is in the best interest of the Company and our stockholders.

The aggregate fees billed for the fiscal years ended December 31, 2015 and 2014 for (i) professional services rendered by the principal accountant for (i) professional services rendered by the principal accountant, Marcum LLP and Dale Matheson Carr-Hilton Labonte LLP, respectively, for the audit of its annual financial and review of financial statements included in Form 10-K (“Audit Fees”), (ii) assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements and not reportable under Audit Fees (“Audit Related Fees”) (iii) tax compliance, advice, and planning (“Tax Fees”), and (iv) other products or services provided (“Other Fees”):

	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit Fees	$192,986	$85,230
Audit Related Fees	$—	$—
Tax Fees	$6,500	$6,500
All Other Fees	$—	$—
Total	$199,486	$91,730

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

Required Vote

Ratification of the appointment by the Audit Committee of the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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PROPOSAL 3

SHARE INCREASE PROPOSAL

Introduction

On June 17, 2016, the Board unanimously approved an amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Charter”), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance by 2,700,000,000 shares from 300,000,000 shares to 3,000,000,000 shares.

The full text of the proposed Amendment is set out in Annex A to this proxy statement. Stockholders are being asked to approve the Amendment.

Reason for the Amendment

Senior Secured Convertible Demand Promissory B Notes

On November 24, 2015, in consideration for $300,000, the Company issued Senior Secured Convertible Demand Promissory B Notes (the “Series B Demand Notes”) in the aggregate principal amount of $330,000 with an original issue discount of $30,000. The Series B Demand Notes may be converted (subject to certain beneficial ownership limitations), at the option of the holder, into shares (the “Conversion Shares”) of Common Stock. The Company’s obligations to issue and deliver the Conversion Shares upon a conversion in accordance with the terms of the Series B Demand Note is absolute and unconditional. The Series B Demand Note requires the Company to reserve from its authorized shares of Common Stock a number of shares of Common Stock sufficient to convert all of the Series B Demand Notes into shares of Common Stock. In order to do so, the Company has covenanted to increase its authorized shares to 3,000,000,000 shares as soon as possible. If the Company is unable to satisfy this covenant, the Company will owe to the holders an amount equal to 2% of such holder’s Series B Demand Notes per day commencing on the first day of any breach of such condition, plus all accrued but unpaid interest.

Senior Secured Convertible Demand Promissory A Notes

On November 24, 2015, in consideration for consenting to the issuance of the Series B Demand Notes, the Company issued to some of the Series A Preferred Stock holders Senior Secured Convertible Demand Promissory A Notes (the “Series A Demand Notes” and together with the Series B Demand Notes, the “Series A and B Notes”) in the aggregate principal amount of $2,192,978 in exchange for their outstanding shares of Series A Preferred Stock. The Series A Demand Notes contain substantially the same terms and conditions as the Series B Demand Notes except that interest accrues at 14% per annum if all or any portion of the interest payable on the Series A Demand Notes is paid in cash (increasing to the lesser of 21% per annum and the highest amount permitted by applicable law in case of an event of default) and accrues at 5% for each 30 days if all or any portion of the interest payable on the Series A Demand Notes is paid in Series A Demand Notes (increasing to 8% for each 30 days in case of an event of default).

The Increase

The Company currently is authorized to issue 300,000,000 shares of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock. The Company currently has 130,297,236 shares of Common Stock outstanding. Under obligations pursuant to the Series A and B Notes described above, the Company is required to increase their authorized shares of Common Stock to 3,000,000,000 shares (the “Increase”) to provide for the underlying shares of Common Stock issuable upon conversion of the Series A and B Notes. The Company was required but failed to authorize the Increase by January 2, 2016 as required under the Series A and B Notes. On March 28, 2016, the holders of the Series A and B Notes waived any rights that they may have had to declare a default, and to pursue any remedies or impose any penalties thereon. In consideration of this waiver, the Company agreed to file an Information Statement on Form 14C immediately after the holders of the Series A and B Notes filed a Schedule 13D (or 13G, as the case may be) to indicate their aggregate right to vote 80% of the total votes on matters that the Company’s Common Stock holders have the right to vote on, or consent to, and 50.01% of the holders of the Series B Preferred Stock vote to file such Information Statement on Form 14C with the U.S. Securities and Exchange Commission and take all and any such action to cure the failure to authorize the Increase. On April 11, 2016, One East Partners Master, L.P. (“One East Partners”), a holder of Series B Demand Notes filed a Schedule 13D. The holders of the Series B Demand Notes agreed to obtain shareholder approval to this resolution at this Annual Meeting in lieu of the approval by written consent.

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Required Vote

The approval of the Amendment will be made upon the affirmative vote of the majority of votes that may be cast by all holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock outstanding. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE SHARE INCREASE PROPOSAL.

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PROPOSAL 4

APPROVAL OF COMPENSATION

AWARDED TO NAMED EXECUTIVE OFFICERS

Introduction

As required by Section 14A of the Securities Exchange Act of 1934 and Rule 14a-21(a), we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers for 2015.

Our executive compensation program and compensation paid to our named executive officers are described in the section entitled “Executive Compensation” of this proxy statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

●	Attract and retain the best talent.

●	Support our culture of performance.

●	Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

Required Vote

The approval of this proposal will be made upon the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed under SEC rules, including the compensation tables and related narrative disclosures included in this proxy statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 5

VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As required by the SEC’s proxy rules, we are seeking stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every three years, every two years, or every year, or you may abstain. We recommend that this advisory vote be held once every three years. We believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “THREE YEARS” for the stockholder advisory vote on compensation OF our named executive officers.

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DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Positions
Scott Sieracki	50	Interim Chief Executive Officer
Ned L. Siegel	65	Chairman of the Board of Directors
Alexander Buehler	41	Director
Geoffrey Arens	51	Director
James Cacioppo	54	Director
Craig Nemiroff	44	Director
Zhi Yuan (Yvonne) Zheng	41	Principal Financial Officer

There are no family relationships between any of our directors or executive officers.

Scott Sieracki, Interim Chief Executive Officer. Mr. Sieracki, was appointed the Company’s Interim Chief Executive Officer on July 16, 2015. Previously, Mr. Sieracki had been the Company’s Vice President of Sales since December 1, 2014. Prior to joining the Company, Mr. Sieracki worked as Vice President of Sales for IDV Solutions, Inc., an enterprise risk visualization company, from October 2012 to October 2014 and Vice President of Sales for Quantum Secure, Inc., a security and identity technology company, from September 2006 to September 2012. From November 2001 to August 2006, Mr. Sieracki served as Director of Sales North America for Software House, a Tyco International company, and from February 1997 to September 1999, Mr. Sieracki served as President and co-founder of Open Options, a provider of open architecture based access control systems. Scott Sieracki was appointed as the Company’s Interim Chief Executive Officer because his strong background and business experiences from technology industry.

Alexander Buehler, Director. Mr. Buehler has served as member of the Company’s Board of Directors (the “Board”) since May 2014. Mr. Buehler also currently serves as the President and Chief Executive Officer of Energy Maintenance Services (EMS), a private equity-backed company focused on the construction, maintenance, monitoring, and automation of oil & gas pipelines throughout North America. Mr. Buehler previously served as the Chief Financial Officer of EMS upon joining the Company in July 2014. Prior to joining EMS, Mr. Buehler served as the Chief Financial Officer of Energy Recovery Inc. since May of 2011. Mr. Buehler has several years of experience in general management and strategic planning as well as new product development, sales and marketing, corporate development, operations management, and manufacturing process optimization. Mr. Buehler also currently serves as a board member of Energy Recovery (NASDAQ:ERII) and as a director and Chair of the Audit Committee for Viscount Systems (OTCQB:VSYS).

Prior to Energy Recovery, Mr. Buehler spent seven years in executive leadership positions at Insituform Technologies, Inc., (now Aegion Corporation; NASDAQ: AEGN), a global, leading supplier of water infrastructure technology and services for municipalities and industry, including oil and gas. While at Insituform, Mr. Buehler held several executive-level positions in the U.S and abroad, most recently as Vice President of Europe, where he served as general manager with full P&L responsibility for all operations in Europe (spanning 23 countries through wholly-owned subsidiaries, joint ventures, licensees, and product sales) with consolidated revenue of over $200 million and a total of over 600 employees.

Prior to joining Insituform, Mr. Buehler worked for five years in the U.S. Army Corps of Engineers, where he served as project manager in the construction of basecamps to house U.S. peacekeepers in the Balkans. Mr. Buehler received a B.S. in Civil Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania. More recently, Mr. Buehler attended Director’s College at the Stanford Law School in preparation for board-level positions. Mr. Buehler was selected as a director principally because his leadership experience in the technology industry. Mr. Buehler also brings to his role as director extensive experience serving as a board and committee member of complex public companies.

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Geoffrey Arens, Director. Mr. Arens, has served as member of the Board since December 2014. Mr. Arens was appointed to the Board pursuant to an arrangement that gives the holders of Series A Shares the right to appoint two directors to the Board. Mr. Arens has over 22 years of investment experience and is currently the Managing Partner and Founder of Dendera Capital LP, a New York-based hedge fund, a position which he has held since January 2011. Prior to that, Mr. Arens served as Managing Director for ING Capital LLC, where he ran the bank’s proprietary investing activities including its event-driven, Global Investment Strategies group. Mr. Arens previously served on the board of directors of California Coastal Communities, a residential land development and homebuilding company where he was Chair of the Compensation Committee and member of the Audit and Nomination Committees. Mr. Arens has also served on the board of directors of Cadiz Inc., a California-based water and agricultural resource where he was a member of the corporation’s Audit and Nomination Committees. Mr. Arens holds a Master of Business Administration from Columbia Business School, and a Bachelor of Arts from the University of Virginia.

James Cacioppo, Director. Mr. Cacioppo was appointed to serve on the Board in August 2015. Mr. Cacioppo was appointed to the Board pursuant to an arrangement that gives the holders of Series A Preferred Stock the right to appoint two directors to the Board. A Harvard Business School Graduate, Mr. Cacioppo has over 30 years of experience in the financial services industry. Mr. Cacioppo has served as co-founder, managing partner and portfolio manager of the investment advisory firm One East Capital Advisors, L.P. (“One East Advisors”) since 2006. Prior to joining One East Capital Advisors, Mr. Cacioppo held senior management and research positions at Sandell Asset Management, a private alternative asset management firm specializing in global event-driven, multi-strategy investing. Before that, Mr. Cacioppo served as a senior vice president of Halcyon Management, a global investment firm, and co-head of the distressed debt investments group. Mr. Cacioppo also served as an investment banker at Smith Barney, Banker’s Trust and Wasserstein Perella, and as a Senior Auditor at Dun and Bradstreet. Since 2014, he has served as director of Affinity Gaming, a casino operator. Also, from 2008 to 2012, Mr. Cacioppo was a member of the Board of Directors of Texas Petrochemicals, Inc., a chemical producer.

Craig Nemiroff, Director. Mr. Nemiroff was appointed to serve on the Board on November 24, 2015. Mr. Nemiroff was appointed to the Board in connection with the financing consummated on November 24, 2015 and pursuant to an arrangement that gives holders of 50.1% of the Series B Demand Notes the right to appoint three (3) directors to the Board (to hold their positions until all amounts owed under the Series A and Series B Notes are paid in full). Mr. Nemiroff has also served as an analyst at MAK Capital One, LLC a New York based hedge fund, since January 2016. Prior to joining MAK Capital One, LLC, Mr. Nemiroff served as a consultant to One East Partners from May 2015 to November 2015. Prior to that, Mr. Nemiroff worked as an analyst at One East Partners from January 2011 until May 2015. Mr. Nemiroff was selected as a director principally because of his expertise in financial analysis, strategy and business development. Mr. Nemiroff received a Juris Doctor degree from Yale Law School in 1996 and a Bachelor of Arts degree from Princeton University in 1993.

Ned L. Siegel, Director. Mr. Siegel has served as member of the board of directors of the Company (the “Board”) since April 2014. On February, 27, 2015, Mr. Siegel was unanimously elected as the new non-executive Chairman of the Board, replacing Mr. Raefield, who resigned as Chairman. Prior to his employment with the Company, Mr. Siegel was the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009, a position that he was appointed to by then President George W. Bush. He was also appointed by President Bush to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. Prior to his Ambassadorship, Mr. Siegel was appointed to the board of directors of the Overseas Private Investment Corporation. In addition to his public service, Mr. Siegel has over 30 years of entrepreneurial experience. Since September 1997, Mr. Siegel has served as the Chairman of the board of directors of The Siegel Group, a multi-disciplined international business management advisory firm specializing in infrastructure, real estate, ports, energy, financial, cyber security and physical security services. Mr. Siegel serves on the board of directors and advisory boards of numerous public and private companies as well as private equity groups. Mr. Siegel graduated Phi Beta Kappa from the University of Connecticut in 1973 and received a Juris Doctorate from the Dickinson School of Law in 1976. Mr. Siegel was selected as a director principally because of his experience in international business and relations. Mr. Siegel also brings to his role as director extensive leadership experience from serving on boards and committees of complex public companies.

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Zhi Yuan (Yvonne) Zheng, Principal Financial Officer. On January 18, 2016, the Company appointed Ms. Zheng, who had been the Company’s Internal Controller since September 2015, as its Principal Financial Officer pursuant to an employment agreement, dated January 18, 2016, between Ms. Zheng and the Company.

Prior to joining the Company, Ms. Zheng, served as a senior accountant for the global finance team at Colliers International Group Inc., a publicly traded real estate company, from October 2014 to July 2015, and from April 2012 to October 2014, Ms. Zheng served as a lead financial analyst at TIO Networks Corp., a publicly traded bill payment processing company listed on the Toronto Stock Exchange. From February 2012 to April 2012, Ms. Zheng worked as a financial consultant at Gateway Casinos and Entertainment, a Canadian gaming and entertainment operator. From May 2011 to February 2012, Ms. Zheng served as a financial reporting and accounting manager at HSBC Bank Canada, assisting with managing the bank’s financial planning and analysis among its global business units. From April 2007 to May 2011, Ms. Zheng worked as a senior financial accountant in charge of the accounting and internal control departments at Quality Move Management, Inc., a moving company.

Ms. Zheng has over fifteen years of professional financial accounting and analysis experience. Prior to April 2007, Ms. Zheng worked in China for six years as a cost control supervisor for Unicom Guomai Communications Co., Ltd., a public telecommunications company that had traded on the Shanghai Stock Exchange, and served as a representative on the telecommunications company’s securities affairs board for two years. Ms. Zheng holds an MBA from Laurentian University and a bachelor’s degree in engineering from Shanghai University. Ms. Zheng is a Chartered Professional Accountant and has been a member of the Certified General Accountants Association of Canada since 2010.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

We are not subject to listing requirements of any national securities exchange or national securities association and, as a result, we are not at this time required to have our board comprised of a majority of “independent directors.” Our determination of independence of directors is made using the definition of “independence” as set forth in NI 58-101 and NP 58-201, which recommends that a majority of the board of directors be “independent”. In applying this definition, the Board considers all relationships of the directors of the Company, including business, family and other relationships. As of the date of this report, all of our directors are considered independent.

Board Committees

The Board met on three occasions during the fiscal year ended December 31, 2015. Each of the members of the Board attended at least 66.7 % of the meetings held by the Board during the fiscal year ended December 31, 2015.

There are three committees of the Board: the Audit Committee, the Compensation and Risk Committee, and the Nominating and Corporate Governance Committee. Each Committee has a charter which will be reviewed on an annual basis by the members of such committee.

Audit Committee. Pursuant to the British Columbia Instrument 51-509 Issuers Quoted in the U.S. Over-the Counter Markets and National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the Company is required to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor. The Audit Committee held 4 meetings during the most recently completed fiscal year.

The primary function of the Audit Committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the systems for internal controls which have been established by the Board and management; and (c) overseeing the Company’s financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system; reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee’s Charter

The Company adopted the charter for the Audit Committee on October 1, 2008.

Composition of the Audit Committee

The Audit Committee is comprised of Alexander J. Buehler (chairman), Ned Siegel and Geoffrey W. Arens. All of the Audit Committee members are considered to be financially literate in that each member has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements. Mr. Buehler is the chairman and “financial expert” of the Audit Committee.

Relevant Education and Experience

All members of the audit committee have an understanding of the accounting principles used by the Company to prepare financial statements.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

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Compensation and Risk Committee. The Compensation and Risk Committee reviews and approves the compensation of the Company’s officers and reviews and administers the Company’s stock option plans for employees. The Compensation and Risk Committee does not have a charter. The members of the Compensation and Risk Committee are Geoffrey Arens and James Cacioppo (chairman). A vacancy currently exists on the Compensation and Risk Committee. All decisions regarding compensation are written and subject to approval by all directors. The Compensation and Risk Committee held one meeting during the most recently completed financial year.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is charged with the responsibility of proposing potential director nominees to the Board of directors for consideration and reviewing our corporate governance policies. The Nominating and Corporate Governance Committee utilizes a variety of sources to identify possible Director candidates, including Board member recommendations. In evaluating candidates to recommend to the Board, the Nominating and Corporate Governance Committee considers all factors, including, but not limited to, whether the candidate enhances the diversity of the Board. Such diversity includes professional background and capabilities, knowledge of specific industries and geographic experience, as well as the more traditional diversity concepts of race, gender and national origin. The attributes of the current directors and the needs of the Board and the Company are evaluated whenever a Board vacancy occurs, and the effectiveness of the nomination process, including whether that process enhances the Board’s diversity, is evaluated each time a candidate is considered. The Nominating and Corporate Governance Committee is also responsible for reviewing the qualifications of, and making recommendations to the Board for, Director nominations submitted by our shareholders. All director nominees are evaluated in the same manner by the Nominating and Corporate Governance Committee, without regard to the source of the nominee recommendation. The Nominating and Corporate Governance Committee does not have a charter at this time. Ned Siegel is currently the only member and the chairman of the Nominating Committee. Two vacancies currently exist on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee did not hold any meetings during the most recently completed financial year.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, executive officers, and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the SEC. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year, the following directors, officers and person beneficially owning greater than 10% of the Company’s equity securities failed to timely file reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:

Paul Goldenberg failed to timely file one Form 4 or a Form 5, covering one transaction, in connection with the issuance to him of a warrant to purchase Common Stock. Paul Goldenberg served as member of the Board from October 2011 until his resignation on May 4, 2015.

Dennis Raefield failed to timely file two Form 4s or a Form 5, covering two transactions, in connection with the issuance to him of shares of Common Stock. Mr. Raefield served as a director of the Company from November 2011 until his resignation on November 9, 2015.

Scott Sieracki failed to timely file a Form 3 in connection with his appointment as Interim Chief Executive Officer of the Company and failed to timely file one Form 4 or a Form 5, covering one transaction, in connection with the issuance to him of an option to purchase Common Stock.

Zhi Yuan (Yvonne) Zheng failed to timely file a Form 3 in connection with her appointment as Principal Financial Officer of the Company and failed to file one Form 4 or a Form 5, covering one transaction, in connection with the issuance to her of an option to purchase Common Stock.

Craig Nemiroff failed to timely file his Form 3 in connection with his appointment as a director of the Company.

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Robert Liscouski failed to timely file a Form 4 or a Form 5, covering one transaction, in connection with the issuance to him of Common Stock. Mr. Liscouski has served as member of the Board from September 2011 until his resignation on November 9, 2015.

Alexander Buehler failed to timely file a Form 4 or a Form 5, covering one transaction, in connection with the issuance to him of Common Stock.

Geoffrey Arens failed to timely file Form 4s or a Form 5, covering eight transactions, in connection with the issuance to him and Dendera Capital of Common Stock, Series A Stock, Series B Stock, Series A Demand Note and Series B Demand Note.

Jim Cacioppo failed to timely file a Form 3 or Form 5 in connection with his appointment as a director of the Company in June of 2015, and failed to timely file Form 4s or a Form 5, covering transactions thereafter until December 31, 2015. These filings would have covered a total of seventeen transactions going back to his initial stock purchases prior to becoming a member of the board of directors of the Company, in connection with the issuance to him, One East Partners and One East Opportunities, L.P. (“OEP Opps”) of Common Stock, Series A Stock, Series B Stock, Series A Demand Notes and Series B Demand Notes.

Ned Siegel failed to timely file Form 4s or a Form 5, covering six transactions, in connection with his appointment as a director of the Company and in connection with the issuance to him of Common Stock and warrants to purchase Common Stock.

George Birnbaum failed to timely file a Form 3 or Form 5, covering one transaction, in connection with his appointment as a director of the Company and the issuance to him of Common Stock. Mr. Birnbaum served as a director of the Company from May 4, 2015 until his resignation on November 9, 2015.

Code of Ethics

The Board established a Code of Business Conduct and Ethics (the “Code”) that applies to our officers, directors and employees. Among other matters, the Code is designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

●	compliance with applicable laws, rules and regulations;

●	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

●	accountability for adherence to the code of business conduct and ethics.

Any waiver of the Code for employees must be approved by the Chief Executive Officer or such officer’s designee. Any waiver of the Code for officers or directors must be approved by the Board. Any such waiver must be promptly disclosed to stockholders as required by applicable laws, rules and regulations.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

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Board Leadership Structure and Role in Risk Oversight

Our Board leadership structure is currently composed of a Chairman of the Board, a non-independent Audit Committee Chair, an independent Nominating and Corporate Governance Committee Chair, and an independent Compensation and Risk Committee Chair. Ned Siegel serves as both Chairman of the Board and the lead independent Director.

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its stockholders. While the Interim Chief Executive Officer and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board is responsible for ensuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure best facilitates its oversight of risk by combining independent leadership, through the independent Chairman, majority independent board committees, and majority independent board composition. Our Chairman has an intimate knowledge of our business, history, and the complex challenges we face. The Chairman's in-depth understanding of these matters uniquely positions him to promptly identify and raise key business risks to the Board and focus the Board's attention on areas of concern. The Chairman, lead Director, independent committee chairs and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the Chairman, non-executive board members and the management team, which enhances risk oversight.

Executive Compensation

The following table sets forth the compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2015 and 2014. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2015. This information includes the dollar value of base salaries, bonus awards, number of stock options granted, and certain other compensation, if any.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Stephen Pineau
Former Chief Executive Officer, Chief Financial Officer and President (1)	2014	47,250	0	0	0	0	0	0	47,250

Dennis Raefield	2015	157,950	-	-	-	-	-	-	157,950
Director and Former Chief Executive Officer, President, Secretary and Chairman (2)	2014	164,184	0	33,333	810,223	0	0	189,358	1,197,098

Scott Sieracki (3)
Interim Chief Executive Officer	2015	236,164	0	0	23,950	0	0	0	260,114

(1)	On March 31, 2002, the Company’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. (“Viscount Communication”), entered into an employment agreement with Mr. Stephen Pineau, pursuant to which Mr. Pineau served as President and Chief Executive Officer of Viscount Communication. The agreement provided for an annual base salary of $117,000. The initial term for the agreement was one year with automatic renewal unless a minimum 30 days’ notice is given by Viscount Communication of its intentions not to renew the agreement.

(2)	On February 17, 2014, the Company entered into an employment agreement with Dennis Raefield, pursuant to which Mr. Raefield served as President, Chief Executive Officer, Chairman, and Secretary of Viscount and Viscount Communication. The agreement provided for an initial annual salary of US $175,000, an annual bonus of up to 50% of Mr. Raefield’s base salary, and stock options equal to 3.99% of the Company’s fully diluted stock. Mr. Raefield resigned from his position as Chairman of the Board on February 27, 2015, and resigned from his position as Chief Executive Officer, President and Secretary of the Company on July 13, 2015.

(3)	On September 17, 2015, the Company entered into an employment agreement with Scott Sieracki, pursuant to which Mr. Sieracki serves as the Company’s Interim Chief Executive Officer. The agreement provides for an annual base salary of US $200,000, retroactive to July 17, 2015. The agreement also provides Mr. Sieracki a bonus of 4% of the Company’s net profit before taxes as reported on the Company’s Form 10-Q or 10-K, subject to an annual cap of $200,000. The Company granted Mr. Sieracki 1,000,000 stock options at an exercise price of US$0.02, which shall vest at the rate of 25% after six months from his start date (the “Start Date”), another 25% after one year from the Start Date and the remaining 50% two years after the Start Date.

(4)	The amounts reported in the column represent the grant date fair value of the option awards granted during the year ended December 31, 2015 and 2014, calculated in accordance with FASB ASC Topic 718. For a detailed discussion of the assumptions used in estimating fair values, see Note 16 to the Consolidated Financial Statements for the year ended December 31, 2015.

Employment Agreements

Pursuant to letter agreements effective on September 17, 2015, the Company entered into an agreement for the employment of Scott Sieracki with the title of Interim Chief Executive Officer of the Company as an “at will” employee. Pursuant to the letter agreement, Mr. Sieracki received annual base salary of US $200,000, retroactive to July 17, 2015. In addition, he is entitled to a bonus of 4% of the Company’s net profit before taxes as reported on the Company’s Form 10-Q or 10-K, subject to an annual cap of $200,000.

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In addition, Mr. Sieracki is entitled to 1,000,000 stock options, which shall vest at the rate of 25% after six months from July 17, 2015, another 25% after one year from July 17, 2015and the remaining 50% two years after July 17, 2015.

Effective on January 18, 2016, the Company entered into an agreement for the employment of Zhi Yuan (Yvonne) Zheng with the title of Principal Financial Officer of the Company. Pursuant to the Agreement, the Company will provide Ms. Zheng with an annual base salary of CAD $95,000, with an annual bonus of up to 20% of such base salary. In addition, Ms. Zheng received an initial option to purchase 200,000 shares of the Company’s Common Stock, with an exercise price equal to the fair market value on the date of the option grant, which option shall be fully vested at issuance and valid for two years after the date of such issuance, unless extended in writing. Ms. Zheng may be eligible to receive additional grants of stock options or purchase rights from time to time, on such terms and conditions as determined by the Board.

Outstanding Equity Awards

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2015:

	Option Awards					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Scott Sieracki, CEO		1,000,000		0.02	Sep 17, 2025

Yvonne Zheng, PFO		200,000		0.01	Jan 18, 2018

Dennis Raefield Director and Former Chief Executive Officer, President, Secretary and Chairman (1)	9,161,450			0.09	May 15, 2019	500,000	0.02

(1)	Mr. Raefield resigned from his position as Chairman of the Board on February 27, 2015, and resigned from his position as Chief Executive Officer, President and Secretary of the Company on July 13, 2015.

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Director Compensation

	Fees earned or	Stock		Option	All other
	paid in cash	awards	Bonus	Awards	Compensation	Total
Name	($) (1)	($) (2)	($)	($)	($)	($)

Dennis Raefield(4)	7,500	15,000	0	0	0	22,500
Robert Liscouski(5)	7,500	15,000	0	0	0	22,500
Paul Goldenberg(3)	3,407	0	0	0	0	3,407
James Cacioppo	15,000	15,000	0	0	0	30,000
Alexander Buehler	25,000	22,500	0	0	0	47,500
Geoffrey Arens	17,500	15,000	0	0	0	32,500
Ned Siegel	40,000	30,000	0	0	0	70,000
Craig Nemiroff	3,333	0	0	0	0	3,333
Paul Brisgone	1,140	0	0	0	0	1,140
George Birnbaum(6)	2,802	15,000	0	0	0	17,802

(1)	Directors of the Company are compensated $10,000 per year and be reimbursed all related travel expenses for services provided as a director or members of committees of the Board. On May 19, 2015, the Compensation Committee approved the new directors’ compensation. Each Board member (excluding Ambassador Ned L. Siegel and Alex Buehler) receives US $20,000 per year (paid quarterly) with the Board member having the option of receiving cash or stock. If the choice is stock, then the stock is restricted stock and valued at the date of issuance. Ambassador Siegel as Chairman of the Board received 2 times the regular Board member’s amount or US $40,000 (paid quarterly). Mr. Buehler as the Audit Committee Chair received 1.5 times the regular Board member’s amount or US $30,000 (paid quarterly). The above compensation amounts take effect for the 2nd quarter of 2015, except for Chairman Siegel, whose compensation is retroactive to January 1, 2015.

(2)	On May 19, 2015, the Compensation Committee approved the new directors’ compensation. Each Board member (excluding Ambassador Siegel and Alex Buehler) received: 500,000 shares of restricted stock that vest one year from the date of issuance. Mr. Siegel as Chairman of the Board receives 2 times the regular board members amount or 1,000,000 shares of restricted stock that vest one year from the date of issuance. Mr. Buehler as the Audit Committee Chair receives 1.5 times the regular board members amount or 750,000 shares of restricted stock that vest one year from the date of issuance.

(3)	Paul Goldenberg, Former Director. Paul Goldenberg served as a member of the Board from October 2011until his resignation on May 4, 2015.

(4)	Dennis Raefield, Former Director. Mr. Raefield served as a member of the Board from November 2011 until his resignation on November 9, 2015.

(5)	Robert Liscouski, Former Director. Mr. Liscouski served as a member of the Board from September 2011 until his resignation on November 9, 2015.

(6)	George Birnbaum, Former Director. Mr. Birnbaum served as a member of the Board from May 4, 2015 until his resignation on November 9, 2015.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently composed of Messrs. Buehler, Siegel and Arens with Mr. Buehler serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s consolidated financial statements. The Company’s management team has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2015 with our management.

The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company’s independent registered public accounting firm. The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

The Audit Committee has received both the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2015 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Alexander J. Buehler (Chairman)
Ned Siegel
Geoffrey W. Arens

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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PRINCIPAL STOCKHOLDERS

Under Rule 13d-3 under the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series B Preferred Stock as of May 31, 2016, for:

●	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares based solely on Schedule 13D/13G filings with the SEC;

●	each of our officers and directors at such date; and

●	all of our executive officers and directors at such date, as a group.

The voting securities percentage ownership information shown in the table below is based upon (i) 130,297,236 shares of Common Stock outstanding, (ii) Series A Preferred Stock outstanding and entitled to vote 133 votes on the matters described herein, (iii) Series B Preferred Stock outstanding and entitled to vote 104,237,788 votes on the matters described herein, and (iv) for holders of Series A Demand Notes, Series B Demand Notes and/or warrants, such number of shares of Common Stock that can be acquired upon conversion or exercise of such notes or warrants within 60 days of May 31, 2016.

Also for certain holders, the table includes shares of Common Stock issuable upon (i) conversion of shares of Series A Preferred Stock and certain Series A and B Notes and shares of Common Stock issuable upon exercise of issued and outstanding options and warrants to purchase Common Stock.

Name of Beneficial Owner	Number	Percent
One East Partners Master, L.P.(1)	569,572,033	71.06%
One East Partners Opportunities, L.P.(2)	567,205,091	70.75%
Dendera Capital Fund LP(3)	6,501,832	2.73%
James Cacioppo(4)	1,241,514,914	90.71%
Geoffrey W. Arens(5)	7,501,832	3.11%
Ned L. Siegel(6)	2,618,202	1.12%
Alexander Buehler(7)	1,000,000	*
Craig Nemiroff(8)	416,667	*
Scott Sieracki(9)	-	-
Zhi Yuan (Yvonne) Zheng(9)	-	-

All directors and named executive officers as a group (7 persons)(9)	1,253,051,615	91.33%

* Less than 1%.

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(1)	One East Partners is a Cayman Islands investment limited partnership. The business address of One East Partners is 225 NE Mizner Blvd, Suite 720, Boca Raton, FL 33432. James Cacioppo is the Managing Principal of One East Capital Advisors, which is the investment advisor to OEP Partners. Includes (1) 3,626,808 shares of Common Stock issuable to OEP Partners upon exercise of warrants held by OEP Partners, (2) 410,005,711 shares of Common Stock issuable to OEP Partners upon conversion of two Series A Demand Notes held by OEP Partners, and (3) 153,325,351 shares of Common Stock issuable to OEP Partners upon conversion of a Series B Demand Note held by OEP Partners. Excludes 18.734 shares of Series B Preferred Stock held by OEP Partners which represents 37.1% of outstanding shares of Series B Preferred Stock. Mr. Cacioppo holds the voting power and dispositive power with respect to all such shares.

(2)	OEP Opps is a Delaware investment limited partnership. The business address of OEP Opps is 225 NE Mizner Blvd, Suite 720, Boca Raton, FL 33432. James Cacioppo is the Managing Principal of One East Advisors, which is the investment advisor to OEP Opps. Includes (1) 6,142,506 shares of Common Stock issuable to OEP Opps upon exercise of warrants held by OEP Opps and (2) 561,062,585 shares of Common Stock issuable to OEP Opps upon conversion of a Series A Demand Note held by OEP Opps. Mr. Cacioppo holds the voting power and dispositive power with respect to such shares. Excludes 19.615 shares of Series B Preferred Stock held by OEP Opps which represents 38.9% of outstanding shares of Series B Preferred Stock.

(3)	The business address of Dendera Capital is 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105. Geoffrey Arens is the Managing Partner of Dendera Capital. Includes (1) 2,018,055 shares of Common Stock issuable to Dendera Capital upon exercise of warrants held by Dendera Capital, (2) 3,372,666 shares of Common Stock issuable to Dendera Capital upon conversion of its Series A and B Notes. Excludes 321,142,847 shares of Common Stock issuable to Dendera Capital upon conversion of its Series A and B Notes and 10.865 shares of Series B Preferred Stock. Pursuant to each of the Series A and B Notes, Dendera shall not convert each Series A Demand Note or Series B Demand Note if such conversion results in Dendera beneficially owning more than 4.99% of the shares of Common Stock. The holder has the option to waive either of these limitations upon 61 days' notice to the issuer.

(4)	Includes shares held by OEP Partners and OEP Opps (See footnotes (1) and (2)) and 500,000 shares of Common Stock issued to Mr. Cacioppo on May 19, 2015. Also includes 104,237,788 voting rights as holder of 50.01% or more of outstanding shares of Series B Preferred Stock, which for so long as any shares of the Series B Preferred Stock are issued and outstanding, the holder owning at least 50.01% or greater of the then issued and outstanding Series B Preferred Stock (regardless of how many shares of Series B Preferred Stock are issued and outstanding), has the right to vote in an amount equal to eighty percent (80%) of the total vote on all matters that the holders of the Common Stock have the right to vote and/or consent to, no matter how many shares of Common Stock or other voting stock of the Company are issued and outstanding.

(5)	Includes (1) 250,000 shares of Common Stock issuable to Mr. Arens upon exercise of warrants held by Mr. Arens, (2) 2,018,055 shares of Common Stock issuable to Dendera Capital upon exercise of warrants held by Dendera Capital, (3) 3,372,666 shares of Common Stock held by Dendera Capital upon conversion of the Series A Demand Notes and Series B Demand Note held by Dendera Capital (See footnote (3)) and (4) 500,000 shares of Common Stock issued to Mr. Arens on May 19, 2015.

(6)	Includes (i) 785,752 shares of Common Stock issuable to Mr. Siegel upon exercise of warrants held by Mr. Siegel; and (iii) 1,000,000 shares of Common Stock issued to Mr. Siegel on May 19, 2015.

(7)	Includes 250,000 shares of Common Stock issuable to Mr. Buehler upon exercise of warrants held by Mr. Buehler, and 750,000 shares of Common Stock issued to Mr. Buehler on May 19, 2015.

(8)	Includes 138,889 shares of Common Stock issuable to Mr. Nemiroff upon exercise of a warrant held by Mr. Nemiroff.

(9)	See footnotes (4), (5), (6), (7) and (8). Excludes shares issuable to Mr. Sieracki and Ms. Zheng upon exercise of options to purchase 1,000,000 and 200,000 shares of Common Stock, respectively.

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OTHER INFORMATION

Certain Relationships and Related Transactions

The Company’s written policies and procedures for the review, approval, or ratification of any transaction required to be reported are consented to in writing by all the Directors. All “related party transactions” are required to first be reviewed and approved by the Board, which determines whether these transactions are in the best interests of the Company and its shareholders. In addition, related party transactions are subject to the provisions of Multilateral Instrument 61-101 “Protection of Minority Shareholders in Special Transactions”, which prescribes certain conditions under which related party transactions may be carried out, and provides certain exemptions thereto. Conflicts of interest with respect to the involvement of directors and officers in transactions with the Company are also subject to the provisions of the Business Corporations Act (British Columbia), the Nevada Revised Statutes and the Company’s articles and by-laws.

Deadline for Submission of Stockholder Proposals for 2017 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 4585 Tillicum Street Burnaby, British Columbia, Canada V5J 5K9 no later than April 1, 2017.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2017 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth herein, and otherwise in compliance with applicable SEC regulations and the Company’s Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2016 proxy statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, the Company’s Interim Chief Executive Officer, Scott Sieracki, will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Such Annual Report includes the Company’s audited financial statements for the 2015 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Ms. Zheng, the Principal Financial Officer of the Company, at 4585 Tillicum Street Burnaby, British Columbia, Canada V5J 5K9.

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ANNEX A

Article Two, Section 2.1. The aggregate number of shares of capital stock which the Corporation will have authority to issue is 3,020,000,000 shares, consisting of 3,000,000,000 shares of common stock, having a par value of $0.001 per share (“Common Stock”), and 20,000,000 shares of preferred stock, having a par value of $0.001 per share (“Preferred Stock”).

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS AMBASSADOR NED SIEGEL, CHAIRMAN OF OUR BOARD OF DIRECTORS AND JOANNE M. SUR, OUR COUNSEL, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF VISCOUNT SYSTEMS, INC. HELD OF RECORD BY THE UNDERSIGNED ON JUNE 15, 2016, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2016, OR ANY ADJOURNMENT THEREOF.

1. To elect two directors to the Company’s Board of Directors to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified.

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for an individual nominee, mark “For All Except” and write the name of the excepted nominee on the line below.
[ ]	[ ]	[ ]

Ned Siegel

Alexander Buehler

2. To ratify the appointment by the Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of shares authorized for issuance under the plan by 2,700,000,000 shares from 300,000,000 shares to 3,000,000,000 shares:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4. To approve a non-binding advisory vote on compensation of our named executive officers:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

5. To approve the frequency of future advisory vote on compensation of our named executive officers:

Three Years	[ ]	Two Years	[ ]	One Year	[ ]	Abstain	[ ]

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted “FOR” the election of each nominee for director, “FOR” the ratification of Marcum LLP to serve as our independent registered public accounting firm, “FOR” the Share Increase Proposal, “FOR” the approval of compensation of our named executive officers, and for “THREE YEARS” on the frequency of future advisory votes on executive compensation.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISCOUNT SYSTEMS, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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